EXHIBIT 10.153

                    FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is entered into as of June 29, 1995 between The Charles Schwab Corporation, a Delaware corporation (the "Borrower"), and the Bank named on the signature page hereto (the "Bank"). Except as otherwise provided herein, each capitalized word or term used in this First Amendment has the same meaning ascribed to it in that certain Credit Agreement between Borrower and Bank dated as of June 30, 1994 (the "Credit Agreement").

     WHEREAS, pursuant to the Credit Agreement, Bank has made available to Borrower and there remains in effect a Revolving Credit Facility as described in Section 2.1 of the Credit Agreement in the Credit amount specified on the original Schedule I to the Credit Agreement; and

     WHEREAS, for a 364-day period effective as of June 29, 1995, Borrower and Bank desire to renew and extend the Revolving Credit Facility, in the Credit amount specified in Schedule I hereto.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1.  Subject to satisfaction of the conditions precedent specified in
Section 2 below, effective as of June 29, 1995, Bank shall make available to Borrower, for a 364-day period, a Revolving Credit Facility in the initial Credit amount specified on Schedule I hereto (the "1995 Revolving Credit Facility"). The terms and conditions of each Advance under the 1995
Revolving Credit Facility shall be governed in all respects by the provisions of the Credit Agreement, as amended as follows for all Advances under the 1995 Revolving Credit Facility:

         a.  Except for the reference to "June 30, 1994" in Sections 2.8 and
2.9 of the Credit Agreement, all references to the date "June 30, 1994" in the Credit Agreement shall be and hereby are amended to be references to the date "June 29, 1995";

			      b.  All references to the date "June 28, 1995" in the Credit
Agreement shall be and hereby are amended to be references to the date
"June 26, 1996";

    			  c.  All references to the date "June 29, 1995" in the Credit
Agreement shall be and hereby are amended to be references to the date
"June 27, 1996";

    			  d.  All references to the date "September 27, 1995" in the Credit
Agreement shall be and hereby are amended to be references to the date
"September 25, 1996";

    			  e.  The definition of "CD Reference Banks" on page 4 of the Credit
Agreement shall be and hereby is amended to substitute Bank of America
Illinois (as successor-in-interest to Continental Bank) for and in place of
Continental Bank; and

    			  f.  From on and after June 29, 1995, (i) the definition of "Borrowing
Agreement" on page 2 of the Credit Agreement shall be and hereby is amended to include any credit agreement described in such definition that has been amended substantially contemporaneously herewith by an amendatory document having terms substantially similar to those contained in this First
Amendment, (ii) any reference to "Schedule I" in the Credit Agreement shall be deemed a reference to Schedule I to this First Amendment, which shall replace and supersede the original Schedule I to the Credit Agreement; and
(iii) any reference to the "Credit" in the Credit Agreement shall be and hereby is amended to be a reference to the Bank's commitment as specified in
Schedule I to this First Amendment.

     2.  As conditions precedent to the effectiveness of this First Amendment,

    			  a.  Borrower shall deliver to Bank the following documents on or before June 29, 1995 concurrently with the execution of this Agreement:

     			   	(i)  A written opinion, dated as of the date hereof, of counsel for the Borrower, in the form of Exhibit A hereto;

     		    (ii)  A copy of a resolution or resolutions adopted by the Board of Directors of Borrower, certified by the Secretary or an Assistant
Secretary of Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this First Amendment and the consummation of the transactions contemplated hereby;

    			   (iii)  A certificate signed by the Chief Financial Officer of
Borrower that, as of the date hereof, there has been no material adverse change in Borrower's consolidated financial condition since December 31,
1994 not reflected on Borrower's Quarterly Reports on form 10-Q filed with the Securities and Exchange Commission for the period ending March 31, 1995;

    			    (iv)  A certificate signed by an officer of Borrower that, as of the date hereof, the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct in all material respects, and that no Event of Default or any event that, upon lapse of time or notice or both, would become an Event of Default (as defined in Article 8 of the Credit
Agreement) has occurred and is continuing;

    			     (v)  A certificate signed by the Secretary or an Assistant
Secretary of the Borrower that, as of the date hereof, there have been no changes, modifications or amendments to the Bylaws or the Articles of
Incorporation of Borrower since the delivery to Bank of the Certificate of
Pamela E. Herlich dated June 30, 1994; and

    			    (vi)  To the extent that the initial Credit amount of the 1995
Revolving Credit Facility as set forth on Schedule I hereto (the "1995 RCF
Credit") is different than the Credit amount of the Revolving Credit Facility as set forth on the original Schedule I to the Credit Agreement, a new
Revolving Note (in substantially the form of Exhibit A-1 attached to the
Credit Agreement) dated as of the date hereof and in the principal amount of the 1995 RCF credit, duly executed by Borrower (the "new Revolving Note"), which new Revolving Note shall replace and supersede the existing Revolving
Note delivered pursuant to Section 2.1 of the Credit Agreement (the "existing
Revolving Note");

         b. Borrower shall pay to Bank, on or before June 29, 1995, a renewal facility fee in an amount equal to 50/1000 of 1% of the Bank's commitment as specified on Schedule I to this First Amendment;

         c. Borrower shall pay to Confirming Bank, on or before June 29, 1995, a renewal fee of $10,000; and

         d. Borrower and Citicorp USA, Inc. shall have entered into a First Amendment to Confirming Bank Agreement in substantially the form of Exhibit B hereto.

     3.  If Bank receives a new Revolving Note from Borrower pursuant to
Section 2a(vi) above, reasonably promptly following such receipt Bank shall deliver to Borrower the existing Revolving Note, for immediate cancellation by Borrower.

     4. Except as expressly amended by this First Amendment, all terms and provisions of the Credit Agreement remain unchanged and continue in full force and effect, and are hereby confirmed and ratified.

     5. The Credit Agreement, as amended by this First Amendment, together with the Schedules and Exhibits thereto, embodies the entire agreement with respect to the subject matter hereof between Borrower and Bank.

     6. This First Amendment may be executed in counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute but one and the same document.

     7. This First Amendment and any 1995 Revolving Note delivered pursuant hereto shall be deemed to be contracts under, and for all purposes shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

     8.	 The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

BANK OF AMERICA ILLINOIS	           THE CHARLES SCHWAB CORPORATION
(as successor-in-interest
to Continental Bank)

By:  /s/ Steven W. Kastenholz 	     By:  /s/ Christopher V. Dodds
					    	                               Christopher V. Dodds
Title:  Vice President			    	           Senior Vice President and
                                      		 Treasurer

     8. The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment by their duly authorized officers as of the date first above written.

BANK OF NEW YORK	    	                THE CHARLES SCHWAB CORPORATION
By:  /s/ Lee B. Stephens, III 	   	   By:  /s/ Christopher V. Dodds
                             					         Christopher V. Dodds
Title:  Vice President			                  Senior Vice President and
                                           Treasurer

     8. The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

BANK OF TOKYO TRUST COMPANY               	THE CHARLES SCHWAB CORPORATION
By:  /s/ Ryuichi Hirabayashi  		 	         By:  /s/ Christopher V. Dodds
	     				      	                               Christopher V. Dodds
Title:  Vice President			           	           Senior Vice President and
                                           		   Treasurer

     8. The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

BANK NATIONALE DE PARIS		                THE CHARLES SCHWAB CORPORATION
By:  /s/ Judith A. Dowling  		 	         By:  /s/ Christopher V. Dodds
	     				      	                             Christopher V. Dodds
Title:  Vice President			           	         Senior Vice President and
                                           		 Treasurer

     8. The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

CHEMICAL BANK 			                      	THE CHARLES SCHWAB CORPORATION
By:  /s/ Richard Cassa  		 	            By:  /s/ Christopher V. Dodds
	     				      	                            Christopher V. Dodds
Title:  Vice President			           	        Senior Vice President and
                        		            	      Treasurer

     8. The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

CITICORP USA, INC.			                  THE CHARLES SCHWAB CORPORATION
By:  /s/  B. Danforth Ely          		 	By:  /s/ Christopher V. Dodds
	     				      	                           Christopher V. Dodds
Title:  Vice President			           	       Senior Vice President and
                                           	Treasurer

     8. The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

CREDIT LYONNAIS				                   THE CHARLES SCHWAB CORPORATION
SAN FRANCISCO BRANCH		                By:  /s/ Christopher V. Dodds
     		 				                               Christopher V. Dodds
By:  /s/ William J. Fischer     			        Senior Vice President and
Title:  Vice President			      	           Treasurer

     8. The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

FIRST NATIONAL BANK 		                   	THE CHARLES SCHWAB CORPORATION
OF CHICAGO				                            By:  /s/ Christopher V. Dodds
		 				                                        Christopher V. Dodds
By:  /s/ James P. Murray			                    Senior Vice President and
Title:  Vice President			      	               Treasurer

     8. The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

NORWEST BANK OF		                     	THE CHARLES SCHWAB CORPORATION
MINNESOTA, N.A.	                    			By:  /s/ Christopher V. Dodds
		 				                                     Christopher V. Dodds
By:  /s/ Janet M. Grauer			                 Senior Vice President and
Title:  Assistant Vice President	    	      Treasurer

     8. The provisions of this First Amendment shall be binding upon and inure to the benefit of Bank and Borrower and their respective successors and assigns, and the term "Borrower" as used herein shall include Borrower and all such successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

PNC BANK, NATIONAL		                   THE CHARLES SCHWAB CORPORATION
ASSOCIATION 			                        By:  /s/ Christopher V. Dodds
		 			                                      Christopher V. Dodds
By:  /s/ Brenda Peck			                     Senior Vice President and
Title:  Vice President			                   Treasurer

                             	SCHEDULE I
               	to First Amendment to Credit Agreement
	                  dated as of June 29, 1995 between
	       The Charles Schwab Corporation and the Banks listed below
	                        (Dollars in Millions)

                                                      	Commitment/Credit
                                                            	Amount

Bank of America Illinois (as successor-                       $35
in-interest to Continental Bank)
Attn:  Steven W. Kastenholz, Vice President
231 South LaSalle Street
Chicago, IL  60697

Bank of New York                                              30
Attn:  Lee Stephens III, Vice President
One Wall Street
New York, NY  10286

Bank of Tokyo Trust Company                                   20
Attn:  Dennis Graham, Vice President
100 Broadway, Main Floor
New York, NY  10005

Banque Nationale de Paris                                     20
Attn:  Judith Dowling, Vice President
180 Montgomery Street, Suite 400
San Francisco, CA  94104

Chemical Bank                                                 20
Attn:  Richard Cassa, Vice President
Four New York Plaza, 2nd Floor
New York, NY 10004-2477

Citicorp USA, Inc.                                            35
Attn:  Michael Mauerstein
399 Park Avenue, 12th Floor, Zone 11
New York, NY 10043

                                                      Commitment/Credit
                                                           Amount

Credit Lyonnais San Francisco Branch                        $20
Attn:  Edward Leong, Vice President
3 Embarcadero Center, Suite 1640
San Francisco, CA 94111

First National Bank of Chicago                              20
Attn:  James Murray, Vice President
Mail Suite 0157
Chicago, IL  60670-0157

Norwest Bank of Minnesota, N.A.                             20
Attn:  Janet Grauer, Assistant Vice President
Norwest Center
Sixth & Marquette
Minneapolis, MN 55479-0085

PNC Bank                                                    30
Attn:  Brenda Peck, Vice President
Land Title Building
Broad & Chestnut Streets
Philadelphia, PA  19101

                                                               EXHIBIT B

             FIRST AMENDMENT TO CONFIRMING BANK AGREEMENT

     This FIRST AMENDMENT TO CONFIRMING BANK AGREEMENT (the "First Amendment") is entered into as of June 29, 1995 by and between The
Charles Schwab Corporation, a Delaware corporation (the "Borrower"), and Citicorp USA, Inc. (the "Confirming Bank"). Except as otherwise provided herein, each capitalized word or term used in this First Amendment has the same meaning ascribed to it in the Confirming Bank Agreement dated as of June 30, 1994 by and between the Borrower and the Confirming Bank (the "existing Agreement").

     WHEREAS, the Borrower is entering into a substantially similar First Amendment to Credit Agreement dated as of June 29, 1995 (the "First Amendments") with the Banks listed on Schedule I hereto, which amends in certain respects those Credit Agreements referenced in the first "WHEREAS" paragraph of the existing Agreement (the "existing Credit Agreements"), including the extension of the Revolving Credit Facility under each existing Credit Agreement through June 27, 1996; and

     WHEREAS, the Borrower and the Confirming Bank desire to amend the existing Agreement so that it continues to apply in respect of the existing Credit Agreements as amended by the First Amendments.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Effective as of June 29, 1995, the first "WHEREAS" paragraph on page 1 of the existing Agreement shall be deemed amended and restated in its entirety as follows:

         WHEREAS, under the terms of separate substantially similar Credit Agreements dated as of June 30, 1994, as amended by separate substantially similar First Amendment to Credit Agreements dated as of June 29, 1995 (the "First Amendments"), between the Borrower and each of the Banks (the "Banks") set forth on Schedule I hereto, the Banks have severally agreed to lend certain amounts to the Borrower on a revolving credit loan basis through June 27, 1996;

     2. Effective as of June 29, 1995, any reference to Schedule I in the existing Agreement shall be deemed to be a reference to Schedule I attached hereto and made a part hereof, which shall replace and supersede the original
Schedule I.

     3. Except as expressly provided above, all terms and conditions of the existing Agreement remain unchanged and continue in full force and effect.

    	4. This First Amendment shall be deemed to be a contract under, and for all purposes shall be governed by and construed and interpreted in accordance with, the laws of the State of California.

     5. This First Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the date first above written.

CITICORP USA, INC.		                       THE CHARLES SCHWAB CORPORATION



By   /s/  B. Danforth Ely                 	By  /s/ Christopher V. Dodds
Its  Vice President			                         Christopher V. Dodds
                                     					     Senior Vice President
					                                          and Treasurer

                             SCHEDULE I
	              to First Amendment to Confirming Bank
	            Agreement dated as of June 29, 1995 between
	        The Charles Schwab Corporation and Citicorp USA, Inc.
	                      (Dollars in Millions)

                                                      	Commitment/Credit
                                                            	Amount

Bank of America Illinois (as successor-                       $35
in-interest to Continental Bank)
Attn:  Steven W. Kastenholz, Vice President
231 South LaSalle Street
Chicago, IL 60697

Bank of New York                                              30
Attn:  Lee Stephens III, Vice President
One Wall Street
New York, NY 10286

Bank of Tokyo Trust Company                                   20
Attn:  Dennis Graham, Vice President
100 Broadway, Main Floor
New York, NY  10005

Banque Nationale de Paris                                     20
Attn:  Judith Dowling, Vice President
180 Montgomery Street, Suite 400
San Francisco, CA  94104

Chemical Bank                                                 20
Attn:  Richard Cassa, Vice President
Four New York Plaza, 2nd Floor
New York, NY 10004-2477

Citicorp USA, Inc.                                            35
Attn:  Michael Mauerstein
399 Park Avenue, 12th Floor, Zone 11
New York, NY 10043

                                                        Commitment/Credit
                                                             Amount

Credit Lyonnais San Francisco Branch                          $20
Attn:  Edward Leong, Vice President
3 Embarcadero Center, Suite 1640
San Francisco, CA 94111

First National Bank of Chicago                                 20
Attn:  James Murray, Vice President
Mail Suite 0157
Chicago, IL 60670-0157

Norwest Bank of Minnesota, N.A.                                20
Attn:  Janet Grauer, Assistant Vice President
Norwest Center
Sixth & Marquette
Minneapolis, MN 55479-0085

PNC Bank                                                       30
Attn:  Brenda Peck, Vice President
Land Title Building
Broad & Chestnut Streets
Philadelphia, PA 19101